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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2002

                                  Hadron, Inc.

             (Exact name of registrant as specified in its charter)



          New York                     0-5404                 11-2120726
----------------------------       -------------        -------------------
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)


             5904 Richmond Highway, Suite 300, Alexandria, VA 22309
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


                                 (703) 329-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
     ---------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5.     Other Events.

     Hadron, Inc. (OTC:BB:HDRN) issued a press release on April 29, 2002 regarding its earnings for the quarter ended March 31, 2002. A copy of the press release is attached as an exhibit.

Item 7.     Financial Statements and Exhibits

            (c) Press Release dated April 29, 2002 is included herein as
                Exhibit 99.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              HADRON, INC.

Date:  April 30, 2002                         By:  /s/ Sterling Phillips
                                                   ----------------------------
                                                   Sterling Phillips
                                                   Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.    Exhibit
-----------    -------
    99         Press Release dated April 29, 2002